PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Corporate Bond Fund

A: PCWAX	C: PCWCX	R: PCWRX	Z: TGMBX	R6: PCWQX
SUMMARY PROSPECTUS  |  September 29, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/prospectus. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated September 29, 2020, as supplemented and amended from time to time, and the Fund's Annual Report, dated July 31, 2020, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is high current income consistent with the preservation of principal.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $50,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 31 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 52 of the Fund's Prospectus and in Rights of Accumulation on page 58 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%	1.00%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None	None*	None
*  Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
To enroll in e-delivery, go to pgiminvestments.com/edelivery
MF229A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class Z	Class R6
Management fee	0.45%	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	0.75%	None	None
Other expenses	1.19%	1.58%	79.94%	0.73%	0.72%
Total annual Fund operating expenses	1.89%	3.03%	81.14%	1.18%	1.17%
Fee waiver and/or expense reimbursement	(1.09)%	(1.48)%	(80.09)%	(0.63)%	(0.62)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1,2)	0.80%	1.55%	1.05%	0.55%	0.55%
(1) PGIM Investments LLC (PGIM Investments) has contractually agreed, through November 30, 2021, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.80% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class R shares, 0.55% of average daily net assets for Class Z shares, and 0.55% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund’s Board of Trustees.
(2) The distributor of the Fund has contractually agreed through November 30, 2021 to reduce its distribution and service (12b-1) fees for Class R shares to 0.50% of the average daily net assets of Class R shares. This waiver may not be terminated prior to November 30, 2021 without the prior approval of the Fund’s Board of Trustees.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$404	$797	$1,215	$2,379	$404	$797	$1,215	$2,379
Class C	$258	$797	$1,462	$3,242	$158	$797	$1,462	$3,242
Class R	$107	$6,577	$6,945	$6,967	$107	$6,577	$6,945	$6,967
Class Z	$56	$312	$588	$1,376	$56	$312	$588	$1,376
Class R6	$56	$310	$584	$1,365	$56	$310	$584	$1,365
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund normally invests at least 80% of its investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed income securities, adjustable rate securities and floating rate securities, other than preferred stock, and corporations include all private issuers. Although the Fund may invest in bonds of any maturity, under normal market conditions the Fund generally will maintain an effective duration approximately equal to the duration of the Fund’s benchmark, the Bloomberg Barclays US Credit Index, plus or minus one year. A debt security's “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is not necessarily equal to average maturity. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.
The Fund may invest in asset-backed securities and mortgage-related securities, dollar-denominated obligations issued in the US by foreign corporations and governments, including those in emerging markets (Yankee obligations), and debt obligations issued by the US Government and government-related entities.
The Fund generally invests in securities that are rated investment grade at the time of purchase. Investment grade securities are considered to be those instruments that are rated BBB- or higher by S&P Global Ratings (S&P), or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or the equivalent by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by the Fund’s subadviser to be of comparable quality. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. The Fund invests only in securities that are denominated in US dollars, although the securities may be issued by a foreign corporation or a US affiliate of a foreign corporation, or by a foreign government or its agencies and instrumentalities.
The Fund may also invest up to 20% of its investable assets in below investment grade debt obligations (“junk bonds”) rated BB or lower by S&P, Ba or lower by Moody’s, or the equivalent by another NRSRO. The Fund may invest in unrated debt obligations that it determines are of comparable quality to the rated debt obligations that are permissible investments.
The Fund engages in active trading in order to take advantage of new investment opportunities or yield differentials.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks
All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Active Trading Risk. The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Emerging Markets Risk. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Liquidity Risk. Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.
Effective May 28, 2015, PGIM Fixed Income became the Fund’s subadviser and the Fund’s investment objective, strategies, and policies were changed. The Fund’s performance prior to May 28, 2015 is not attributable to its current subadviser, investment objective, strategies, or policies.

Best Quarter:		Worst Quarter:
4.95%	1st Quarter 2019	-2.86%	2nd Quarter 2013

1The total return for Class Z shares for the period from January 1, 2020 through June 30, 2020 was 4.07%.
Note: Effective as of May 28, 2015, the Fund’s Class T shares were re-named as Class Z shares.
Average Annual Total Returns % (including sales charges) (as of 12-31-19)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A Shares	9.99%	N/A	N/A	3.85% (5-28-15)
Class C Shares	11.76%	N/A	N/A	3.77% (5-28-15)
Class R Shares	13.43%	N/A	N/A	4.28% (5-28-15)
Class R6 Shares	13.89%	N/A	N/A	4.80% (5-28-15)

Class Z Shares % (as of 12-31-19)
Return Before Taxes	13.89%	4.54%	4.71%	N/A
Return After Taxes on Distributions	12.36%	3.21%	3.48%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	8.18%	2.88%	3.14%	N/A
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-19)
Bloomberg Barclays US Credit Index	13.80%	4.39%	5.32%	N/A

MANAGEMENT OF THE FUND
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income PGIM Limited	Steven A. Kellner, CFA	Managing Director & Head of Corporates	May 2015
		Terence Wheat, CFA	Managing Director & Portfolio Manager	July 2018
		Alyssa Davis	Principal & Portfolio Manager	July 2018
		David Del Vecchio	Managing Director & Portfolio Manager	April 2019
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R*	Class R6
Minimum initial investment	$1,000	$1,000	None	None	None
Minimum subsequent investment	$100	$100	None	None	None
*Certain share classes are generally closed to investments by new group retirement plans. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Fund’s Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
MF229A